UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3 , 2009

CHINA YOUTV CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

 (State or Other Jurisdiction of Incorporation)

333-130767

 (Commission File Number)

N/A

 (I.R.S. Employer Identification No.)

8th floor, MeiLinDaSha, Ji 2, GongTi Road, East, Beijing, China 100027

(Address of principal executive offices, including zip code.)

(8610) 5921-2300

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 1, 2009, the Registrant and First Light Resources, Inc., a company organized and existing under the laws Ontario, Canada (“First Light”), entered into a Asset Sale and Purchase Agreement (the “Agreement”). First Light is a junior mineral resource exploration company, exploring and developing economically viable mineral deposits situated in well known and historically proven mining areas (“Business”). A copy of the Agreement is attached as Exhibit 10 hereto and is incorporated by reference herein.

The Registrant will purchase all of First Light’s right, title, and interest in and to the following assets of First Light used in the operation of the Business except excluded asset as defined in the contract.

Exhibit Index

Exhibit
No.__   Exhibit Description

10      Asset Sale and Purchase Agreement, dated April 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China YouTV Corp.

Date: April 3 , 2009	By:	/s/ Jie Wang
Jie Wang
President, Principal Executive Officer and a Member of the Board of Directors